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                                                                  Conformed Copy
                                                                    Exhibit 23.1


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K-A, into the previously filed Registration Statements of Synetic, Inc. and Subsidiaries on Form S-8 (File Nos. 33-34925, 33-34926, 33-38446, 33-46639, 33-46640, 333-19043, 333-21555 and 333-36041) and
Form S-3 (File No. 333-18771).


                                        ARTHUR ANDERSEN

                                        /s/ Arthur Andersen LLP


New York, New York
October 2, 1997